SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – December 5, 2008

ALLETE, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-3548	41-0418150
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

30 West Superior Street
Duluth, Minnesota 55802-2093
(Address of principal executive offices, including zip code)

(218) 279-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On December 5, 2008, ALLETE, Inc. (the “Company”) issued a press release announcing 2009 earnings guidance within the range of $2.10 to $2.35 per share. The Company expects an order on its retail rate case now before the Minnesota Public Utilities Commission to be issued in April 2009, with new rates anticipated to be in effect mid-2009. The Company has asked for a $40 million annual increase, and is currently collecting interim rates amounting to $35 million on an annualized basis. While the Company cannot determine what the final rates will be, for the purpose of providing 2009 earnings guidance it has included rates equivalent to the current interim rates for the entire year. However, once the case has been completed, the Company will adjust its earnings outlook to include the impact of final approved rates, which may be higher or lower than interim rates now being collected. A copy of the press release, which the Company is filing with the Securities and Exchange Commission, is attached as Exhibit 99 and incorporated by reference herein.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired – Not applicable
(b)	Pro Forma Financial Information – Not applicable
(c)	Shell Company Transactions – Not applicable
(d)	Exhibits

Exhibit Number

99 -ALLETE News Release dated December 5, 2008, announcing 2009 earnings guidance.

Readers are cautioned that forward-looking statements should be read in conjunction with ALLETE’s disclosures under the heading: “SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995” located on page 3 of this Form 8-K.

 ALLETE, Inc. Form 8-K 2009 Earnings Guidance December 5, 2008

Safe Harbor Statement
Under the Private Securities Litigation Reform Act of 1995

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, we are hereby filing cautionary statements identifying important factors that could cause our actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) made by or on behalf of ALLETE in this Current Report on Form 8-K, in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to expectations, beliefs, plans, objectives, assumptions, or future events or performance (often, but not always, through the use of words or phrases such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” “will likely result,” “will continue,” “could,” “may,” “potential,” “target,” “outlook” or similar expressions) are not statements of historical facts and may be forward-looking.

Forward-looking statements involve estimates, assumptions, risks and uncertainties, which are beyond our control and may cause actual results or outcomes to differ materially from those that may be projected. These statements are qualified in their entirety by reference to, and are accompanied by, the following important factors, in addition to any assumptions and other factors referred to specifically:

•	our ability to successfully implement our strategic objectives;
•	our ability to manage expansion and integrate acquisitions;
•
prevailing governmental policies, regulatory actions, and legislation including those of the United States Congress, state legislatures, the FERC, the MPUC, the PSCW, and various local and county regulators, and city administrators, about allowed rates of return, financings, industry and rate structure, acquisition and disposal of assets and facilities, real estate development, operation and construction of plant facilities, recovery of purchased power, capital investments and other expenses, present or prospective wholesale and retail competition (including but not limited to transmission costs), zoning and permitting of land held for resale and environmental matters;

•	the potential impacts of climate change and future regulation to restrict the emissions of GHG on our Regulated Utility operations;
•	effects of restructuring initiatives in the electric industry;
•	economic and geographic factors, including political and economic risks;
•	changes in and compliance with laws and policies;
•	weather conditions;
•	natural disasters and pandemic diseases;
•	war and acts of terrorism;
•	wholesale power market conditions;
•	population growth rates and demographic patterns;
•	effects of competition, including competition for retail and wholesale customers;
•	changes in the real estate market;
•	pricing and transportation of commodities;
•	changes in tax rates or policies or in rates of inflation;
•	unanticipated project delays or changes in project costs;
•	availability and management of construction materials and skilled construction labor for capital projects;
•	unanticipated changes in operating expenses, capital and land development expenditures;
•	global and domestic economic conditions to us or our customers;
•	our ability to access capital markets and bank financing;
•	changes in interest rates and the performance of the financial markets;
•	our ability to replace a mature workforce and retain qualified, skilled and experienced personnel; and
•	the outcome of legal and administrative proceedings (whether civil or criminal) and settlements that affect the business and profitability of ALLETE.

Additional disclosures regarding factors that could cause our results and performance to differ from results or performance anticipated by this report are discussed in Item 1A under the heading “Risk Factors” in Part I of our 2007 Form 10-K and under “Risk Factors” in Part II, Item 1A of our Third Quarter 2008 Form 10-Q. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of these factors, nor can it assess the impact of each of these factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Readers are urged to carefully review and consider the various disclosures made by us in this Form 8-K and in our other reports filed with the SEC that attempt to advise interested parties of the factors that may affect our business.

ALLETE, Inc. Form 8-K 2009 Earnings Guidance December 5, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLETE, Inc.

December 5, 2008	/s/ Mark A. Schober
Mark A. Schober
Senior Vice President and Chief Financial Officer

ALLETE, Inc. Form 8-K 2009 Earnings Guidance December 5, 2008